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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):  August 15, 1997

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                          ORBITAL SCIENCES CORPORATION


        DELAWARE                  0-18287                     06-1209561
(State of incorporation)  (Commission File Number)    (I.R.S. Employer I.D. No.)


                           21700 ATLANTIC BOULEVARD
                            DULLES, VIRGINIA 20166
                                (703) 406-5000
                        (Address and telephone number
                       of principal executive offices)





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Item 2.  Acquisition or Disposition of Assets

    On August 15, 1997 (the "Closing Date"), pursuant to the Asset Acquisition Agreement (the "Agreement") dated as of July 11, 1997 between Orbital Sciences Corporation ("Orbital") and CTA INCORPORATED ("CTA"), Orbital completed the acquisition (the "Acquisition") from CTA of substantially all the assets (including all the outstanding capital stock of CTA's direct and indirect subsidiaries Engineering Technologies, Inc., CTA Commercial Systems, Inc., CTA Space Systems, Inc., CTA International Services, Inc., CTA International, Inc. and CTA International Asia, Ltd.), pertaining to, and assumed certain liabilities of, CTA's satellite manufacturing and communications services business (the "Business"). The assets acquired directly or held by the acquired subsidiaries consist principally of rights under customer contracts and real estate leases, equipment, patent and trademark applications and other intellectual property. CTA retained $6,000,000 of accounts receivable related to the Business. Orbital has hired all CTA's employees who were employed in connection with the Business. The negotiated consideration provided to CTA by Orbital included (i) $6,962,500 in cash (subject to certain post-closing adjustments for which $3,000,000 was held back by Orbital pending calculation of the net tangible assets and $2,037,500 was held back by Orbital pending satisfaction by CTA of a closing condition), (ii) the payment of $27,000,000 to certain of CTA's lenders, (iii) the assumption of certain specified liabilities of CTA, including obligations under customer contracts and real estate leases, and accounts payable, and (iv) the right to receive additional, contingent payments during the five years following the Closing Date in the form of (a) royalties from $500,000 to $3,000,000 per sale of lightweight geosynchronous orbit communications satellites after at least five such satellites have been sold, and (b) 3% of cumulative revenues in excess of $50,000,000 accrued during such period from the acquired terrestrial wireless data communications service.

    Orbital funded the Acquisition with (i) borrowings under the Second Amended and Restated Credit and Reimbursement Agreement dated as of August 5, 1997 among Orbital, Magellan Corporation and the banks listed therein.

    Orbital presently intends to use the assets acquired in the Acquisition to continue conducting the Business.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired.

         The required financial statements will be filed by amendment within 60 days following the date this report was required to be filed.

(b)      Pro Forma Financial Information.

         The required pro forma financial information will be filed by amendment within 60 days following the date this report was required to be filed.





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(c)      Exhibits.

         The following exhibit is filed with this report:

         2. Asset Acquisition Agreement dated as of July 11, 1997 between CTA and Orbital.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ORBITAL SCIENCES CORPORATION



Date:    August 29, 1997                   By: /s/Jeffrey V. Pirone
                                               ---------------------------------
                                               Jeffrey V. Pirone
                                               Senior Vice President and
                                                 Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit No.                     Description
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
    2                 Asset Acquisition Agreement dated as of July
                      11, 1997 between CTA and Orbital (transmitted herewith)





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